                                                                    Exhibit 99.2

CONTACTS:                                    FOR IMMEDIATE RELEASE

Donald W. Fallon, CFO                        Donald C. Weinberger
CEPTOR CORPORATION, INC.                     Andria Pilo-Arena (Media)
(410) 527-9998 Fax (410) 527-9867            WOLFE AXELROD WEINBERGER ASSOC. LLC
dfallon@ceptorcorp.com                       (212) 370-4500  Fax (212) 370-4505
                                             don@wolfeaxelrod.com
                                             andria@wolfeaxelrod.com

             CEPTOR'S DRUG DEVELOPMENT INITIATIVES SUBSTANTIATED BY
                    NEW ENGLAND JOURNAL OF MEDICINE ARTICLE

         - ARTICLE IMPLICATES CALPAIN IN DUCHENNE MUSCULAR DYSTROPHY AND
              OTHER NEUROMUSCULAR AND NEURODEGENERATIVE DISEASES -

HUNT VALLEY,  MD - JUNE 22, 2005 -- CEPTOR  CORPORATION,  INC. (OTC BB: CEPO), a
development-stage   biopharmaceutical   company   focusing   on  cell   targeted
therapeutic  products for neuromuscular and  neurodegenerative  diseases,  noted
that the recent NEW ENGLAND JOURNAL OF MEDICINE (June 9, 2005 issue) lead review article,  "MECHANISMS OF DISEASE:  CALPAINS AND DISEASE" implicates calpain as a primary protease that, when up-regulated, initiates accelerated tissue breakdown in several neuromuscular and neurodegenerative  diseases. This includes Duchenne muscular  dystrophy  (DMD), a genetic disease which affects 1 out of every 3,500 male children  rendering them  wheelchair  dependent by about the age of 12 with death  common in late  adolescence.  The  article  substantiates  CepTor's  drug development initiatives of MYODUR to treat DMD by targeting a leupeptin analogue into the muscle cells to inhibit calpain in order to preserve muscle.

According to Norman  Barton,  M.D.,  PhD,  Executive  Vice  President  and Chief
Medical  Officer of CepTor,  "This is a very important  article as it is further validation that our research and development strategy for MYODUR is on the right track.  We have been focused on calpain  inhibition  for DMD, and as a result of extensive research we believe that we have developed a unique, proprietary, safe and efficient, targeted calpain inhibitor." Dr. Barton continued, "Currently, we are preparing to file an  investigational  new drug  application and move MYODUR into  phase  I/II  clinical  trials for DMD in  children  with this  devastating disease."

ABOUT MYODUR:
-------------
MYODUR targets muscle cells by using a carnitine  carrier  molecule and inhibits calpain by attaching a leupeptin  analogue onto the carrier.  Leupeptin has been studied  extensively  in a  variety  of  animal  models  and was  shown to be an effective means of slowing or delaying  muscle wasting.  Carnitine is a compound present in  skeletal  muscle  involved in the  transfer  of fatty  acids  across mitochondrial membranes. CepTor's technology uses the carnitine carrier molecule to direct the  leupeptin  analogue  into  targeted  cells where it inhibits  the up-regulation of calpain.  Therefore, by targeting a calpain inhibitor to muscle cells,  it is believed that MYODUR will prevent the  degradation and promote the preservation of functional muscle.

ABOUT CALPAIN:
--------------
Calpain  exists  in  every  cell of the  body and is a  protease  that  degrades cellular  proteins  naturally  in a normal  metabolic  process.  When calpain is abnormally up regulated,  the accelerated  degradation process breaks down cells and  tissues  faster than they can be  restored,  resulting  in several  serious neuromuscular and neurodegenerative diseases.

                       -----------------------------------

ABOUT CEPTOR

CEPTOR CORPORATION is a development-stage  biopharmaceutical  company engaged in the discovery, development, and commercialization of proprietary,  cell-targeted therapeutic  products for the treatment of neuromuscular  and  neurodegenerative diseases with a focus on orphan diseases.  The Company's  mission is to increase the quality and quantity of life of people  suffering  with these  diseases.  An orphan disease is defined in the United States as a serious or  life-threatening disease  that  affects  less than  200,000  people  and for which no  definitive therapy currently exists. CepTor Corporation seeks to create an efficient orphan drug platform by taking advantage of the legislative,  regulatory and commercial opportunities  common to these  rare  diseases.  CepTor's  primary  efforts  are currently  being  focused on moving its lead  product,  MYODUR,  into phase I/II clinical trials for Duchenne's muscular dystrophy.  The Company's broad platform technology  also includes the  development  of products for multiple  sclerosis, retinal degeneration and epilepsy.

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE VALID
ONLY AS OF TODAY,  AND WE DISCLAIM ANY  OBLIGATION  TO UPDATE THIS  INFORMATION.
THESE STATEMENTS ARE SUBJECT TO KNOWN AND UNKNOWN RISKS AND  UNCERTAINTIES  THAT
MAY CAUSE ACTUAL FUTURE  EXPERIENCE  AND RESULTS TO DIFFER  MATERIALLY  FROM THE
STATEMENTS  MADE.  THESE  STATEMENTS  ARE  BASED  ON  OUR  CURRENT  BELIEFS  AND
EXPECTATIONS AS TO SUCH FUTURE OUTCOMES.  DRUG DISCOVERY AND DEVELOPMENT INVOLVE
A HIGH  DEGREE OF RISK.  FACTORS  THAT MIGHT  CAUSE  SUCH A MATERIAL  DIFFERENCE
INCLUDE,  AMONG  OTHERS,  UNCERTAINTIES  RELATED TO THE  ABILITY TO ATTRACT  AND
RETAIN PARTNERS FOR OUR TECHNOLOGIES,  THE IDENTIFICATION OF LEAD COMPOUNDS, THE
SUCCESSFUL  PRECLINICAL  DEVELOPMENT THEREOF, THE COMPLETION OF CLINICAL TRIALS,
THE FDA REVIEW  PROCESS  AND OTHER  GOVERNMENT  REGULATION,  OUR  PHARMACEUTICAL
COLLABORATOR'S   ABILITY  TO  SUCCESSFULLY   DEVELOP  AND   COMMERCIALIZE   DRUG
CANDIDATES, COMPETITION FROM OTHER PHARMACEUTICAL COMPANIES, PRODUCT PRICING AND
THIRD PARTY REIMBURSEMENT.